Exhibit 99.2

 This presentation contains certain “forward-looking statements” based on management’s current expectations. Forward-looking statements include, but are not limited to statements which can be identified by the use of forward-looking terminology such as "may," "will," “can,” "should," "expect," "intend," "estimate," "continue," "project," "guidance," "forecast," “outlook,” "anticipate," “moving,” “leveraging,” “capitalizing,” “developing,” “drive,” “targeting,” “assume,” “plan,” “build,” “pursue,” “maintain,” “on track,” “well positioned to,” “look forward to,” “to acquire,” “achieve,” “strategic vision,” “growth opportunities” or comparable terms, and similar or other references to future periods. Statements herein regarding our business and growth strategies; our plans, objectives, goals, beliefs, future events, business conditions, results of operations and financial position; and our business outlook and business trends are forward-looking statements.Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements due to a number of important factors. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:the impact of the Covid-19 pandemic;the ability to control costs and successfully execute our growth strategies; risks and uncertainties such as expected economic trends;the ability to anticipate consumer preferences;the risks associated with operating in international markets;the ability to achieve intended benefits, cost savings and synergies from acquisitions; the risk of cybersecurity threats and privacy or data security breaches; and the impact of legislation.Please refer to the Company’s latest Annual Report on Form 10-K, Quarterly Report on Form 10-Q and its other filings with the Securities and Exchange Commission for a complete list of risks and important factors.We assume no obligation to revise or update any such forward-looking statements for any reason, except as required by law.   2

tapestry  optimistic, innovative, inclusive  OUR VALUES:  brand-led, consumer-centric meritocracy  OUR PRINCIPLES:  global, unique & differentiated  OUR BRANDS:  disciplined, shared & scalable  OUR MODEL:   3

DEFINED BY INCLUSIVITY RATHER THAN EXCLUSIVITY, we area global house of brands that embraces the exploration of individuality.We believe that true luxury is a freedom of expression that ignites confidence and authenticity.Approachable and inviting, we celebrate brands that create joy every day for people around the world. Our passion, detailed approach and genuine love of what we do enables us to develop and nurture brands so that they can reach their full potential.The value of our brands is not bestowed by previous generations or borrowed from tradition. It is determined by quality, craftsmanship, creativity and the opportunity for self-expression they provide. We believe anyone from anywhere can have the best idea, and with hard work and dedication anything is possible.   4

   established 1941  AUTHENTIC  CONFIDENT  MODERN  established 1986  EMPOWERED  POLISHED  SOPHISTICATED  established 1993  JOYFUL  FEMININE  OPTIMISTIC   5

LEADERSHIP TEAM

Jide Zeitlin
Chairman and Chief Executive Officer



Todd Kahn
President, Chief Administrative Officer and Company Secretary



Liz Fraser
CEO and Brand President, Kate Spade



Giorgio Sarné
CEO and Brand President, Stuart Weitzman



Joanne Crevoiserat
Chief Financial Officer



Tom Glaser
Chief Operations Officer



Noam Paransky
Chief Digital Officer



Andrea Shaw Resnick
Global Head of Investor Relations & Corporate Communications



Sarah Dunn
Global Human Resources Officer



Yann Bozec
President, Tapestry Asia Pacific and CEO & President, Coach China



tapestry

6

update  2020

BALANCING THE SHORT-TERM NEEDS OF THE BUSINESS WHILE BUILDING THE FRAMEWORK FOR LONG-TERM SUSTAINABLE GROWTH

EFFECTIVELY NAVIGATE THE PANDEMIC

- Entered calendar year with significant momentum, but the world shifted as Covid-19 pandemic spread
- Guided by our values, we are prioritizing our people, their families and our customers
- Although we are not immune to the impact of Covid-19, we are responding from a position of strength. We have three powerful brands with deep consumer connections and a long history of successfully navigating global challenges and macroeconomic shocks. In addition, we are supported by a strong balance sheet, a nimble and diversified supply chain, and a multi-channel international distribution model

NEAR-TERM ACTIONS

- Taking aggressive mitigating actions to reinforce financial strength and emerge a stronger, more agile company
- Accelerating key elements of our multi-year growth agenda, notably advancing digital & organizational streamlining
- Leveraging benefits of scale and best practices across multi-brand platform

LONG-TERM FOCUS

- Planning conservatively while taking bold actions to change how we operate and connect with our customers
- Implementing steps to become a more consumer-centric, data-driven & agile organization that is more responsive to changing consumer demand tapestry

8

COVID-19 RESPONSE:
ACTING SWIFTLY TO REINFORCE *liquidity & financial flexibility*

SUPPORT REVENUE GROWTH

- **Digital** outperformance
- All stores in **China now open**; apply learnings globally as it is safe to re-open stores
- **Instituting enhanced health & safety precautions**

DRIVE SG&A SAVINGS

- **Eliminate non-essential spend**
- **Reduce corporate compensation** costs beginning in FY21
- **Accelerate initiatives** to streamline organization

TIGHTLY MANAGE INVENTORY

- Reflow late spring & early summer product introductions
- Cancel inventory receipts for late summer & early fall
- **$500M+ in working capital savings** targeted

REDUCE CAPEX

- Delay or cancel new store openings
- Prioritize investment in high-return projects, notably digital
- **Target $100M+ reduction** versus run-rate spend

DRAW DOWN REVOLVER

- **Drew down $700M of $900M** revolving credit facility

SUSPEND DIVIDEND & SHARE REPURCHASE

- Approximately **$700M of savings** on an annualized basis compared to FY20 tapestry

9

COMMITTED $2,000,000  through the Coach Foundation to support NYC Department of Small Business Services’ Small Business Continuity Fund for businesses affected by Covid-19  SUPPORTING FRONTLINE WORKERS  via donations through the kate spade new york foundation to provide short-term emergency funding needs  REPURPOSING 3-D PRINTING CAPABILITY  to support healthcare professionals through the creation of disposable parts used in medical equipment, as well as the creation of R&D prototypes needed by engineers & specialists working on Covid-19 related development projects  REMAIN DEDICATED TO our communities  COVID-19 RESPONSE:   10

 our commitment to driving organic growth, profitability and shareholder value long-term is unwavering.      PRESERVE CASH IN LIGHT OF CURRENT ENVIRONMENT  In FY20, as anticipated, we returned $700M to shareholders and were on track to deliver organic sales growth.However, due to the impact of Covid-19, we have suspended our dividend and share repurchase programs while drawing down on our revolver to enhance liquidity.  LONG-TERM COMMITMENT TO SHAREHOLDER RETURNS  Our strategic intent is to return to sustainable top and bottom-line growth and strong free cash flow generation, which we intend to utilize for debt paydown as well as capital return to shareholders through dividend and share repurchase.   11  CAPITAL ALLOCATION PRIORITIES

 JIDE ZEITLIN, CHAIRMAN & CEO  “The saliency of our brands and the strong financial position of our company will enable us to successfully manage through this crisis while accelerating work to become a more consumer-centric, data-driven and agile organization.”   12

   corporate RESPONSIBILITY

Built on our values of Optimism, Innovation and Inclusivity, these goals solidify our commitment to responsible citizenship, as we recognize our role as a leader in our industry to effect real, measurable change. Addressing pressing global issues and contributing to a world that is inclusive, sustainable and safe is a responsibility that we all share.  2025 CORPORATE RESPONSIBILITY STRATEGY & GOALS  OURPEOPLEOURPLANETOURCOMMUNITIES   14

 CORPORATE SOCIAL RESPONSIBILITY  OUR PROGRAM IS FOCUSED ON THREE strategic pillars  OUR PEOPLE  Having individuals from different backgrounds with different experiences around the table creates a diversity of perspectives that enrich our organization.  1  OURPLANET  Tapestry is dedicated to reducing its environmental impact across the world through continuous innovation.  2  OURCOMMUNITIES  Tapestry engages closely with the communities in which our employees live and work, helping to strengthen them.  3   15

 Build diversity in North America Tapestry and brand leadership teams by increasing the number of North America-based ethnic minority leaders to better reflect the company’s general corporate population.Reduce gender and ethnicity differences in the Employee Inclusion Index scores from our Employee Engagement Survey.Demonstrate a focus on career progression, development and mobility by filling 60% of leadership roles (VP+) internally.Enable employees to manage their work and personal life balance by achieving a global core benefit standard for self-care, parental and family care leave policies.  2025GOALS  CORPORATE SOCIAL RESPONSIBILITY  our people  16

 RECENTMILESTONES    Established an Inclusion Council to ensure that people with diverse perspectives and backgrounds are included in business decisions.Recognized on the Forbes Diversity & Inclusion List in 2019 for the third consecutive year. Achieved a score of 100 for the sixth consecutive year on the Human Rights Campaign Corporate Equality Index and designated as a Best Place to Work for LGBTQ Equality.Maintained a Board of Directors with ethnic, gender, and nationality diversity. Piloted in-person Inclusion training for our NA employees to foster a welcoming and open workplace where we fully embrace diverse perspectives to drive innovation and business results.  CORPORATE SOCIAL RESPONSIBILITY  our people  1   17

 CORPORATE SOCIAL RESPONSIBILITY  our planet  2  Achieve a 20% reduction in absolute Scope 1 & Scope 2 CO2e emissions & 20% reduction in absolute Scope 3 emissions from freight shipping over a 2017 baseline.Attain a 95% traceability & mapping of our raw materials to ensure a transparent & responsible supply chain.Ensure that 90% of leather is sourced from Silver- and Gold-rated Leather Working Group tanneries.Achieve 75% recycled content in packaging and 25% reduction in North America corporate & distribution center waste.Achieve a 10% reduction in water usage across Tapestry and its supply chain.  2025GOALS    Photo courtesy of Friends of the High Line. 18

RECENT
MILE
STONES

CORPORATE SOCIAL RESPONSIBILITY

2 *our planet*

Reduced our 2019 carbon footprint by 2.4% from 2018 and a total of 6.7% from our 2017 baseline.

Commercialized five different lining textiles and purchased an aggregate one million pounds of REPREVE® recycled polyester for use in kate spade new york handbags, representing 27 million plastic bottles prevented from entering landfills.

Increased Renewable Energy Certificate purchases from 1,335 MWh in FY18 to 3,433 MWh in FY19.

Sourced 63% of leather from *Leather Working Group* Silver- and Gold-rated tanneries, with 79% achieving a PASS or higher.

Restored 45,678 Coach products in our Carlstadt, New Jersey repair facility in fiscal 2019 (86% of all products received to repair) compared to 43,087 in fiscal 2018 (86% of all products received to repair).

19

CORPORATE SOCIAL RESPONSIBILITY  our communities  3  2025GOALS    Dedicate 100,000 volunteer service hours completed by our employees around the globe.Give $75M in financial and product donations to nonprofit organizations globally.Provide 50,000 people crafting Coach, kate spade new york and Stuart Weitzman products access to empowerment programs during the workday. 20

RECENT
MILESTONES

CORPORATE SOCIAL RESPONSIBILITY

3 *our communities*

Donated $22 million in fiscal 2019 through the Coach and kate spade new york Foundations.

Engaged our employees to volunteer over 5,750 hours, serving our communities globally.

Made $429,000 in charitable donations matched through our Foundations' employee matching gift program.

In 2019, *on purpose*, kate spade new york's social enterprise initiative, worked with its contract supply partner, Abahizi Rwanda, to produce over 40,000 handbags for kate spade new york. The factory is 90% female, with 85% holding leadership roles, and is a certified B Corporation.

21

highlights  2019  from

23  As of FY19. Non-GAAP Financials. As of Fiscal 2020, foreign currency gains and losses previously reported in SG&A expenses are reflected in Other Expense/(Income). Prior year results have been recast for comparability. Store counts reflect directly operated locations.   revenue  $6.0B  operating margin  15.8%  stores  1,540  revenue  $4.3B  operating margin  27.1%  stores  986  revenue  $1.4B  operating margin  13.6%  stores  407  revenue  $389M  operating margin  (4.3%)  stores  147

TAPESTRY PRODUCT, GEOGRAPHIC & CHANNEL BREAKDOWNGLOBAL HOUSE OF MODERN LUXURY BRANDS WITH FOCUS ON INTERNATIONAL GROWTH &DIRECT-TO-CONSUMER DISTRIBUTION     24  As of FY19.

   OPPORTUNITY ACROSS BRANDS IN THE ATTRACTIVE AND GROWING GLOBAL PREMIUM HANDBAG & ACCESSORIES, FOOTWEAR AND OUTERWEAR MARKETs  Handbags & Accessories  Footwear   Outerwear  $95B  FY19  Handbags & Accessories  Footwear   Outerwear  $91B  FY18         25  +7% GROWTH  Source: Tapestry proprietary global market sizing model & Euromonitor. Growth noted is in constant currency.

 OVERVIEWbyBRAND

THE SHOPSAT HUDSON YARDSNEW YORK CITY

Coach inspires the dreamer in all of us, connecting our modern lives with the spirit of the open road.   our vision    30

 13,500EMPLOYEES  986DIRECTLY OPERATED STORES  $4.27BANNUAL REVENUE   31  As of FY19.

coach product, geographic & channel breakdownDirect-to-consumer focused with diversified product categories & geographies   32  As of FY19.

THE SHOPSAT HUDSON YARDSNEW YORK CITY

THE SHOPSAT HUDSON YARDSNEW YORK CITY

OUR VISION  A globally admired aspirational life & style brand, delivering brand-enhancing profitable growth,where people — our customers and teams — areat the center of everything we do.

 4,800EMPLOYEES  407DIRECTLY OPERATED STORES  $1.37B ANNUAL REVENUE   37  As of FY19.

KATE SPADE product, geographic & channel breakdownOpportunity to expand internationally with unique and globally-relevant positioning   38  As of FY19.  OTHER ASIA12%

THE SHOPSAT HUDSON YARDSNEW YORK CITY

Our vision  STUART WEITZMAN IS THE EMBODIMENT OF STRENGTH IN FEMININITY – EMPOWERING AND INSPIRING WOMEN TO TAKE ON THE WORLD IN FASHION AND FUNCTIONAL FOOTWEAR & ACCESSORIES.   42

 1,100EMPLOYEES  147DIRECTLY OPERATED STORES  $389MANNUAL REVENUE  As of FY19.    43

 STUART WEITZMAN product, geographic & channel breakdownOpportunity to expand internationally WITH A SOPHISTICATED FOOTWEAR & ACCESSORIES OFFERING COMBINING FUNCTION AND FIT   44  REST OF WORLD18%  As of FY19.

JIDE ZEITLIN, CHAIRMAN & CEO   46  “We are stewards of three powerful brands and we believe we have the leadership team and the means to effect significant and positive change to define the next chapter of sustainable growth at our company.”

 APPENDIX

The Company reports information in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). The Company's management does not, nor does it suggest that investors should, consider non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Further, the non-GAAP measures utilized by the Company may be unique to the Company, as they may be different from non-GAAP measures used by other companies. The financial information presented has been presented both including and excluding the effect of certain items impacting comparability related to our ERP implementation efforts, Integration & Acquisition-Related Costs, and the impact of tax legislation for Tapestry, Inc. Management utilizes these non-GAAP measures to conduct and evaluate its business during its regular review of operating results for the periods affected and to make decisions about Company resources and performance. The Company believes presenting these non-GAAP measures, which exclude items that are not comparable from period to period, is useful to investors and others in evaluating the Company’s ongoing operating and financial results in a manner that is consistent with management’s evaluation of business performance and understanding how such results compare with the Company’s historical performance.    48

GAAP to non-GAAP ReconciliationFor the Year Ended June 29, 2019  in millions, except per share data; unaudited  GAAP BASIS(AS REPORTED)  ERP IMPLEMENTATION  INTEGRATION & ACQUISITION  IMPACT OF TAX LEGISLATION  NON-GAAP BASIS(EXCLUDING ITEMS)  Coach   $2,996.4   $—   $(1.9)   $—   $2,998.3  Kate Spade   863.6   —   (6.3)   —   869.9  Stuart Weitzman   193.7   —   (19.6)   —   213.3   Gross profit(1)  4,053.7   —   (27.8)   —  4,081.5              Coach  1,848.0   —  7.1  —  1,840.9  Kate Spade  698.2   —   14.5   —  683.7  Stuart Weitzman  245.2   —   15.0   —  230.2  Corporate  442.6  36.9  30.0  —  375.7   Selling, general and administrative expenses  3,234.0  36.9  66.6  —  3,130.5              Coach  1,148.4  —  (9.0)  —  1,157.4  Kate Spade  165.4  —  (20.8)  —  186.2  Stuart Weitzman  (51.5)  —  (34.6)  —  (16.9)  Corporate  (442.6)  (36.9)  (30.0)  —  (375.7)   Operating income (loss)  819.7  (36.9)  (94.4)  —  951.0              Provision for income taxes   122.8   (9.4)   (25.8)   9.2   148.8  Net income   643.4  (27.5)   (68.6)   (9.2)   748.7  Net income per diluted common share   2.21   (0.09)   (0.24)   (0.03)   2.57   (1) Adjustments within Gross profit are recorded within Cost of sales.

   Fiscal 2019 foreign exchange gain/loss recast by quarter  in millions; Non-GAAP financials  1Q19  2Q19  3Q19  4Q19  FY19  Coach   $448.8  $481.6  $446.7  $463.8  $1,840.9  Kate Spade  159.5  179.5  168.8  175.6  683.4  Stuart Weitzman  54.6  59.2  59.8  56.3  229.9  Corporate  91.6  84.4  104.5  101.4  381.9   Selling, general and administrative expenses  754.5  804.7  779.8  797.1  3,136.1              Coach   4.2  (4.1)  (0.6)  0.5  --  Kate Spade  (0.1)  (0.9)  1.0  (0.3)  (0.3)  Stuart Weitzman  0.7  (1.3)  (0.5)  0.8  (0.3)  Corporate  (0.2)  2.1  4.1  0.2  6.2   Foreign Exchange (Gain)/Loss  4.6  (4.2)  4.0  1.2  5.6              Coach  444.6  485.7  447.3  463.3  1,840.9  Kate Spade  159.6  180.4  167.8  175.9  683.7  Stuart Weitzman  53.9  60.5  60.3  55.5  230.2  Corporate  91.8  82.3  100.4  101.2  375.7   Selling, general and administrative expenses  749.9  808.9  775.7  796.1  3,130.5    FY19 SG&A (as previously reported)    FX (Gain) / Loss    FY19 SG&A (recast)